J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

JPMorgan U.S. Aggregate Bond ETF

(each a “Fund”)

(each a series of JPMorgan Exchange-Traded Fund Trust)

Supplement dated April 8, 2021

to the Statement of Additional Information dated July 1, 2020, as supplemented

Effective April 12, 2021 (the “Effective Date”), the number of shares in Creation and Redemption Units for the Funds will be updated. On the Effective Date, the number of shares in a Creation and Redemption Unit for each impacted Fund as described in the table under the “Purchase and Redemption of Creation Units” section of the Statement of Additional Information Part I will be deleted and replaced with the following:

FUND	CREATION*	REDEMPTION*
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	25,000	25,000
U.S. Aggregate Bond ETF	25,000	25,000

*	May be revised at any time without notice.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-SAI-FIETF-421